EXHIBIT 10.10

Exclusive Purchase Option Agreement

EXCLUSIVE PURCHASE OPTION AGREEMENT

This Exclusive Purchase Option Agreement (this “Agreement”) is entered into by and among all the parties below on February 5, 2015, in Beijing, the People’s Republic of China (“P.R.C.”):

Party A: Huashang Wujie (Beijing) Internet Technology Co., Ltd., a wholly foreign-owned enterprise which has been duly organized and is validly existing under the laws of the P.R.C., with its address at Room 255, Building 2#, No. 15, Wanyuan Street, Beijing Economic-Technological Development Area, Beijing, P.R.C.

Party B:  Yong Xu, a citizen of the P.R.C. with Chinese identification No.: 110221196803042219, with the address at No. 456, Dawangjing, Cuigezhuang Town, Beijing, P.R.C.; and

Party C: Beijing UKT Investment Management Co., Ltd., a company with limited liability which has been duly incorporated and is validly existing in the territory of the P.R.C. pursuant to the laws of the P.R.C. with its address at Floor No. 23, Building A, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing, P.R.C.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

WHEREAS:

(1) On the date of execution of this Agreement, Party B is one of the shareholders of Party C and duly holds 73% of the shares of Party C;

(2) Party B agrees to irrevocably confer Party A an exclusive option to purchase all the equities Party B holds in Party C, so that Party A or the third party designated by Party A (“Designee”) may have the right to purchase all the equities Party B holds in Party C (“Object

Page 1 / 20

Exclusive Purchase Option Agreement

Equities”) at any time when the law of the P.R.C. permits and Party A deems it proper.  And Party A agrees to accept the above-mentioned exclusive purchase option.

(3) Party C agrees to irrevocably confer Party A the purchase option to purchase all the assets of Party C, so that Party A or its Designee may have the right to purchase all the assets of Party C (“Object Assets”) at any time when the laws of the P.R.C. permits and Party A deems it proper.  And all the shareholders of Party C agree to such grant and Party A agrees to accept the above-mentioned exclusive purchase option.

NOW, THEREFORE, with the consensus reached through negotiation, all parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws, regulations and rules of the P.R.C. (“laws of the P.R.C.”).

1.

Conferring and Exercise of Purchase Option

1.1

Exclusive Purchase Option of the Object Equities.  Party B agrees to irrevocably confer Party A the exclusive option to purchase all the equities Party B holds in Party C (“Equity Purchase Option”):

1.1.1

During the Term of Entrusted Operation agreed upon  in the  Management Entrustment Agreement entered into between Party A and Party C (named “Exercise Period” in this Agreement), dated on February 5, 2015, Party A or its Designee shall have the right to purchase all or part of the equities Party B holds in Party C pursuant to the related terms and conditions under this Agreement and at the Exercise Price for Equity Purchase Option (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party B agrees to enter into an Equity Transfer Agreement (“Equity Transfer Agreement”) with Party A or its Designee in the format.

1.1.2

Where the laws of the P.R.C. permits and Party A sends the Equity Purchase Exercise Notice (as defined in Subsection 2.2.1), Party B and Party C shall

Page 2 / 20

Exclusive Purchase Option Agreement

unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Equities to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.1.3

The Object Equities shall be free of any Security Interest.  For the purpose of this Agreement, Security Interest means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, it does not include any security interests created under Equity the Pledge Agreement entered into by Party A and Party B on the same day as this Agreement (“Equity Pledge Agreement”).

1.1.4

During the Exercise Period, if the holding of all or part of the Object Equities by Party B is or will be deemed to violate the applicable laws, Party B and Party C shall immediately send a written notice to Party A to explain the reason in detail.

1.2

Exclusive Purchase Option to the Object Assets.  Party C here agrees to irrevocably confer Party A the purchase option to purchase all of its assets (“Assets Purchase Option”).  The Equity Purchase Option and the Assets Purchase Option collectively are referred to as “Purchase Option”:

1.2.1

During the Exercise Period, Party A or its Designee shall have the right to purchase all or part of the assets owned by Party C pursuant to the terms and conditions under this Agreement at the Exercise Price for Assets Purchase Option or a percentage thereof (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party C agrees to enter into an assets transfer agreement (“Assets Transfer Agreement”) with Party A or its Designee.

Page 3 / 20

Exclusive Purchase Option Agreement

1.2.2

Where the laws of the P.R.C. permits and Party A sends the Asset Purchase Exercise Notice (as defined in Subsection 2.3.1), Party B and Party C shall unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Assets to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.2.3

When Party A exercises the Assets Purchase Option, Party B and Party C shall ensure other shareholders of Party C will approve the asset transfer under this Agreement.

2.

Exercise Steps

2.1

Pursuant to the applicable laws of the P.R.C., Party A shall have the right to determine the time, manner and number of purchases for the Purchase Option.

2.2

Exercise steps to purchase equities:

2.2.1

During the Exercise Period, Party A may send an exercise notice (“Equity Purchase Exercise Notice”) to Party B to exercise the Equity Purchase Option under this Agreement to purchase all or part of the Object Equities or transfer all or part of the Object Equities to a Designee, provided that the laws of the P.R.C. permits at that time.

2.2.2

Upon receipt of the Equity Purchase Notice pursuant to Subsection 2.2.1 above, or earlier if requested by Party A , party B shall immediately:

(a)

obtain the waiver concerning the first refusal of other shareholders of Party C at that time on the purchase of such equities;

Page 4 / 20

Exclusive Purchase Option Agreement

(b)

enter into an Equity Transfer Agreement in the format attached as Annex 1 hereto with Party A and/or its Designee according the requirements of the Equity Purchase Exercise Notice;

(c)

revise the Articles of Association of Party C together with Party A and/or its Designee and other shareholders of Party C at that time pursuant to the Equity Transfer Agreement;

(d)

cause Party C to promptly convene a shareholder’s meeting to pass the resolutions to approve the equity transfer pursuant to the exercise of the Equity Purchase Option and the amendment to the Articles of Association of Party C;

(e)

together with Party A and/or its Designee and other shareholders of Party C at that time, handle all necessary approval and examination, registration and filing procedures required by the laws of the P.R.C. within thirty (30) business days as of the date of receipt of the Equity Purchase Exercise Notice by Party B or an earlier time agreed upon by the parties; and

(f)

execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any Security Interest, of the Object Equities to Party A and/or its Designee, and cause Party A and/or its Designee to be the registered owner of the Object Equities.

2.3

Exercise steps to purchase assets:

2.3.1

During the Exercise Period, Party A may send an exercise notice (“Assets Purchase Exercise Notice”) to Party C to exercise the Assets Purchase Option under this Agreement, purchase all or part of the Object Assets owned by

Page 5 / 20

Exclusive Purchase Option Agreement

Party C or transfer all or part of the Object Assets to a Designee, provided that the laws of the P.R.C. permits at that time.

2.3.2

Once Party C receives the Assets Purchase Exercise Notice pursuant to Subsection 2.3.1 above or earlier if requested by Party A, Party C shall immediately:

(a)

enter into an Assets Transfer Agreement in the format attached as Annex 2 hereto and any other necessary agreements with Party A and/or its Designee according to the requirements set forth in the Assets Purchase Exercise Notice;

(b)

convene a shareholder's meeting to pass the resolution to approve the exercise of the Assets Purchase Option; and

(c)

together with all the shareholders of Party C at that time execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any security interest,  of the Object Assets to Party A and/or it Designee, and cause Party A and/or its Designee to be the registered owner of the Object Assets (if necessary).

2.4

Before Party A obtains the Object Equities or the Object Assets by means of exercising either the Equity Purchase Option or the Assets Purchase Option, Party B and/or Party C shall entrust Party A to manage Party C pursuant to the Management Entrustment Agreement entered into by and between Party A and Party C on the same day as this Agreement.

3.

Exercise Conditions

Page 6 / 20

Exclusive Purchase Option Agreement

During the Exercise Period, where Party A deems it necessary and the laws of the P.R.C. at that time permits to purchase the equities or assets of Party C, Party A may immediately exercise the Equity Purchase Option or the Assets Purchase Option, and purchase the Object Equities or Object Assets.  Party A shall have the right to choose to exercise either the Equity Purchase Option or the Assets Purchase Option; and the exercise of the Equity Purchase Option will not affect the exercise of the Assets Purchase Option and vice versa.

4.

Exercise Price

4.1

Exercise price for Equity Purchase Option (“Exercise Price for Equity Purchase Option”) or Exercise price for Assets Purchase Option (“Exercise Price for Assets Purchase Option”)

Unless an appraisal is required by the laws of P.R.C. for the consummation of the Equity Purchase Option and/or the Assets Purchase Option when exercised by Party A, the purchase price of the Object Equities and/or Object Assets (the "Purchase Price") shall be an amount equal to the actual registered capital of Party C corresponding to the Object Equities to be acquired.  If only part of the equities  or the assets to be required, the Purchase Price should be an amount equal to the product of (x) the actual registered capital of Party C and (y) a fraction to be purchased.

If after the delivery of the Assets Purchase Exercise Notice or the Equity Purchase Option Exercise Notice with a specified Purchase Price, it is determined that the laws of China do not permit the purchase of the Optioned Equity Interests and/or Assets at the price provided for herein, the Purchase Price shall be the lowest price allowed by law and Party A shall have the right to rescind its Purchase option Notice and continue the management arrangements then in place.

5.

Representations and Warranties

5.1

Each party respectively represents and warranties to the other parties that:

Page 7 / 20

Exclusive Purchase Option Agreement

5.1.1

it has the right to execute this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and the capability to perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.1.2

it has carried out necessary internal derision-making procedures, obtained proper authority, acquired all the necessary consent and approval of any requisite third party and government authority to enter into and perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement; and

5.1.3

once executed, this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement will constitute the legal, valid, and binding obligation of each party, and each party will be subject to compulsory enforcement on it pursuant to the terms and conditions under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.

5.2

Party B hereby represents and warrants to Party A that:

5.2.1  Party B is a shareholder, duly and legally registered, of Party C and has paid the subscribed registered capital in full sum pursuant to the laws of the P.R.C.;

5.2.2  The Object Equities held by Party B can be freely transferred without anyone's prior consent, and the Object Equities are free of encumbrances of any kind, other than the Security Interest pursuant to the Equity Pledge Agreement.

5.2.3  Party B has complied with all the laws of the P.R.C. and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

Page 8 / 20

Exclusive Purchase Option Agreement

5.2.4  No litigation, arbitration or administrative procedure relevant to the Object Equities or Party B is in process or to be settled, and Party B has no knowledge of any pending or threatened claim;

5.2.5  Party B has not sold or agreed to sell the Object Equities to any third party other than Party A or its Designee, and Party B has no future plans to sell or agree to sell the Object Equities to any third party other than Party A or its Designee;

5.2.6  Party B strictly abides by the obligations under the Articles of Association of Party C.  There are no circumstances that may affect the legal status of Party B as the shareholder of Party C, or any circumstance that may prevent Party A from exercising the Equity Purchase Option under this Agreement;

5.2.7  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.;  (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party B is a party or which bind Party B; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.2.8  Party B, upon the request of Party A, will appoint any person designated by Party A to be the director of Party C; and

5.2.9  Party B shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at its own expense.

Page 9 / 20

Exclusive Purchase Option Agreement

5.3

Party C hereby represents and warrants to Party A that:

5.3.1  Party C is a company with limited liability, which has been duly incorporated and validly existing pursuant to the laws of the P.R.C.;

5.3.2  Party C has stated to Party A, in the Article 5.1 of Management Entrustment Agreement by on the same day as this Agreement, the legal status of land occupied for production facilities, the legal status of production facilities and the contractual arrangement with the local county government in connection with mining rights surrounding the production facilities.

5.3.3  Party C complies with all P.R.C. laws and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.3.4  The shares of Party C are transferable, and Party C has not permitted or caused any Security Interest to be imposed upon the shares of Party C, other than the Security Interest pursuant to the Equity Pledge Agreement;

5.3.5  Party C does not have any unpaid debt, other than (i) debt arising from the ordinary course of business; and (ii) debt disclosed to Party A and obtained written consent by Party A;

5.3.6  No litigation, arbitration or administrative procedure relevant to Object Equities, the Object Assets or Party C itself is in process or to be settled and Party C has no knowledge of any pending or threatened claim;

5.3.7  Party C has not sold or agreed to sell any of its assets to any third party other than Party A or its Designee, and Party C has no future plans to sell or agree to sell the Object Assets to any third party other than Party A or its Designee;

Page 10 / 20

Exclusive Purchase Option Agreement

5.3.8  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.; (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party C is a party or which bind Party C; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.3.9  Party C will agree to look for insurance from an insurance company acceptable to Party A.  The amount and category of insurance shall be the same as those held by the companies which are in the same industry with similar business and own the similar properties and assets as Party C;

5.3.10  Upon the request of Party A, Party C shall provide all related operation and finance materials of Party C to the extent that those materials are available to Party C; and

5.3.11  Party C shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at Party C's expense.

5.4

Before Party A obtains the Object Equities and Object Assets of Party C by means of exercising either the Equity Purchase Option or the Assets Purchase Option, without the prior written consent by Party A, Party B and Party C shall not jointly or separately:

5.4.1

amend, modify or revise the Articles of Association of Party C in any form, or change the structure of the shareholders of Party C;

Page 11 / 20

Exclusive Purchase Option Agreement

5.4.2

agree to increase or decrease the registered capital or the number of existing shareholders of Party C;

5.4.3

cause Party C to have transactions, which may materially affect the assets, business, net assets or other legal rights and liabilities of Party C, unless these transactions are related to the ordinary course of business or have been disclosed to and the written consent from Party A has been obtained;

5.4.4

transfer or dispose the Object Equities in any manner or grant any security interest or any other third party right on the Object Equities;

5.4.5

sell, transfer, mortgage or dispose in any other form, any asset, income and any other legal yield and interest of Party C, or approve any encumbrance or imposition of any Security Interest on Party C’s assets;

5.4.6

issue or provide guarantee, loan or credit to any third party or incur any debt, other than (i) the debt arising from ordinary course of business; and (ii) the debt has been disclosed to Party A and the written consent by Party A has been obtained.

5.4.7

terminate or cause Party C to terminate any material agreement (whose definition is at Party A’s discretion at that time) entered into by Party C, or enter into any agreement that would conflict with the existing material agreements of Party C and/or Party B;

5.4.8

distribute any distributable profit, bonus, dividends or interests of Party C, unless otherwise stipulated by the laws of the P.R.C.; or

5.4.9

approve or adopt any shareholders resolution at a shareholder meeting of Party C which may cause Party C to be merged, acquired or invested, or to merge, acquire or invest in or associate with any entity other than Party A.

Page 12 / 20

Exclusive Purchase Option Agreement

6.

Transfer of this Agreement

6.1

Without the prior written consent by Party A, Party B and Party C shall not sub-contract, license or transfer its rights and obligations under this Agreement to any third party or its affiliate; and any transfer of this Agreement without prior written consent of Party A shall be invalid.

6.2

Party B and Party C agree and confirm that Party A may transfer its rights and obligations under this Agreement, without the consent of Party B and/or Party C, to any third party, provided that Party A notifies Party B and Party C of such transfer in writing.

7.

Confidentiality

7.1

All parties agree that, all materials, documents, communications and other information obtained in the negotiation, execution or performance of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, whether commercial, technical or in any other form (“Confidential information"), shall be strictly kept confidential and used only for the performance of the obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.  Unless the other parties consent in writing, none of the parties shall release, leak or disclose any Confidential Information to any third party.

7.2

Each party may disclose the Confidential Information in the following circumstances: (1) where the laws, court orders or the competent courts with jurisdiction require, and such disclosure may be conducted only within such requirement; (2) where the competent authority or government department requires; (3) where such Confidential Information has been known to the general public; (4) where such Confidential Information was owned duly and legally by the disclosing party rather obtained from the other party before the disclosing party obtains it; (5) the information is required to be disclosed subject to the applicable laws or the rules or provisions of a stock exchange or securities governing authority;

Page 13 / 20

Exclusive Purchase Option Agreement

and (6) the information is disclosed by each party to its legal or financial consultant relating the transaction of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section 7.

However, for the circumstances aforesaid, where any party discloses the Confidential Information, it shall inform the other parties of the Confidential Information to be disclosed.

7.3

Nonetheless other provisions of this Section 7, each party shall have the right to disclose the Confidential Information to its lawyer, accountant, other professional consultants, directors or senior officers; such personnel shall undertake in writing to treat such information as Confidential Information by taking the measures similar to those provided in 7.1 of this Section.

7.4

The disclosure of the Confidential Information by staff or employed institution of any party shall be deemed as the disclosure of such Confidential Information by such party, and such party shall bear the liabilities for breaching the agreement.

7.5

This Section 7 shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

8.

Liability for breach

8.1

Any parties shall sufficiently perform this Agreement.  Any Party breaching this Agreement shall bear the liability as arising out of and in relation thereto.  If such breach causes damages to any other party, the breaching party shall compensate such party for all such damages.

8.2

If Party B breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

Page 14 / 20

Exclusive Purchase Option Agreement

8.2.1

require Party B to transfer all or any part of the Object equities immediately at the Exercise Price for Equity Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time; and

8.2.2

require Party B to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

8.3

If Party C breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.3.1         require Party C to transfer all or part of the Object Assets immediately at the Exercise Price for Assets Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time;

8.3.2         require Party B to exercise the rights as a shareholder of Party C, and cure the breach of Party C; if after ten (10) days after Party A sends a written notice to Party B or Party C, such breach has not been cured, Party A shall have the right to require Party B to transfer all or part of the Object Equities immediately at the Exercise price for Equity Purchase Option to Party A or its Designee provided that the laws of the P.R.C. permit at that time; or

8.3.3         require Party B and Party C to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

9.

Governing Law and Dispute Resolution

9.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of the P.R.C.. Matters not covered by

Page 15 / 20

Exclusive Purchase Option Agreement

formally published and publicly available laws of the P.R.C. shall be governed by international legal principles and practices.

9.2

All parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, each party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of application.  This arbitration shall be final and bind all parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

9.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

10.

Effect and Termination

10.1

This Agreement shall come into effect on and after the date that it is signed and/or stamped by all parties.

10.2

In any of the following circumstances, this Agreement shall be terminated:

10.2.1

where, during the Exercise Period, all parties reach an agreement to terminate this Agreement;

10.2.2

where, during the Exercise Period, Party A notifies the other parties thirty (30) days in advance to terminate this Agreement; in such circumstance, Party A shall not assume any liabilities as arising out of and in relation thereto;

Page 16 / 20

Exclusive Purchase Option Agreement

10.2.3

at the expiration of the Exercise Period provided; however, Party A may extend the Exercise Period and this Agreement in its sole discretion; or

10.2.4

upon the unanimous agreement by all parties.

10.3

Section 7 regarding confidentiality and Section 12 regarding indemnification shall survive the termination of this Agreement.

11.

Taxes and Fees

All taxes and fees resulting from the execution and performance of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement shall be borne by Party A.

12.

Indemnification

Party B and Party C shall indemnify and hold harmless Party A or its Designee, their affiliates and each of their respective successors and assigns, and their respective officers, directors, employees and agents (collectively, “Indemnified Party”) from and against any liabilities, claims (including claims by third parties), demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description) (collectively, “Damages”) such Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to the willful breach of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement by Party B or Party C.

13.

General Terms

13.1

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All

Page 17 / 20

Exclusive Purchase Option Agreement

references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

13.2

Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of all parties.  Such revision shall be a valid integral part of this Agreement.

13.3

Headings.  The headings of any Sections or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

13.4

Construction.  References in this Agreement to "Sections," "Schedules" and "Exhibits" shall be to the Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words "herein”, "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

13.5

Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Page 18 / 20

Exclusive Purchase Option Agreement

13.6

Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

13.7

Succession of this Agreement.  This Agreement shall bind the successors and transferees of all parties.

13.8

Language.  This Agreement is in both Chinese and English and signed by all parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

13.9

Copies of this Agreement.  This Agreement shall be executed in four counterparts; each party holds one and the rest are used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

[The remainder of this page is intentionally left blank.]

Page 19 / 20

Exclusive Purchase Option Agreement

IN WITNESS HEREOF, all parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A: Huashang Wujie (Beijing) Internet Technology Co., Ltd. (seal)

Legal Representative (signature): /s/ Yahong Zhao

Party B: Yong Xu (signature):  /s/ Yong Xu

Party C: Beijing UKT Investment Management Co., Ltd. (seal)

Legal Representative (signature): /s/ Yahong Zhao

Page 20 / 20

Exclusive Purchase Option Agreement

EXCLUSIVE PURCHASE OPTION AGREEMENT

This Exclusive Purchase Option Agreement (this “Agreement”) is entered into by and among all the parties below on February 5, 2015, in Beijing, the People’s Republic of China (“P.R.C.”):

Party A: Huashang Wujie (Beijing) Internet Technology Co., Ltd., a wholly foreign-owned enterprise which has been duly organized and is validly existing under the laws of the P.R.C., with its address at Room 255, Building 2#, No. 15, Wanyuan Street, Beijing Economic-Technological Development Area, Beijing, P.R.C.

Party B:  Yahong Zhao, a citizen of the P.R.C. with Chinese identification No.: 130404196503310021, with the address at Room 303, Building 1#,  No. 59, Jianshe Avenue, Handan City, Hebei Province, P.R.C.; and

Party C: Beijing UKT Investment Management Co., Ltd., a company with limited liability which has been duly incorporated and is validly existing in the territory of the P.R.C. pursuant to the laws of the P.R.C. with its address at Floor No. 23, Building A, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing, P.R.C.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

WHEREAS:

(1) On the date of execution of this Agreement, Party B is one of the shareholders of Party C and duly holds 20% of the shares of Party C;

(2) Party B agrees to irrevocably confer Party A an exclusive option to purchase all the equities Party B holds in Party C, so that Party A or the third party designated by Party A (“Designee”) may have

Page 1 / 20

Exclusive Purchase Option Agreement

the right to purchase all the equities Party B holds in Party C (“Object Equities”) at any time when the law of the P.R.C. permits and Party A deems it proper.  And Party A agrees to accept the above-mentioned exclusive purchase option.

(3) Party C agrees to irrevocably confer Party A the purchase option to purchase all the assets of Party C, so that Party A or its Designee may have the right to purchase all the assets of Party C (“Object Assets”) at any time when the laws of the P.R.C. permits and Party A deems it proper.  And all the shareholders of Party C agree to such grant and Party A agrees to accept the above-mentioned exclusive purchase option.

NOW, THEREFORE, with the consensus reached through negotiation, all parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws, regulations and rules of the P.R.C. (“laws of the P.R.C.”).

1.

Conferring and Exercise of Purchase Option

1.3

Exclusive Purchase Option of the Object Equities.  Party B agrees to irrevocably confer Party A the exclusive option to purchase all the equities Party B holds in Party C (“Equity Purchase Option”):

1.3.1

During the Term of Entrusted Operation agreed upon  in the  Management Entrustment Agreement entered into between Party A and Party C (named “Exercise Period” in this Agreement), dated on February 5, 2015, Party A or its Designee shall have the right to purchase all or part of the equities Party B holds in Party C pursuant to the related terms and conditions under this Agreement and at the Exercise Price for Equity Purchase Option (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party B agrees to enter into an Equity Transfer Agreement (“Equity Transfer Agreement”) with Party A or its Designee in the format.

Page 2 / 20

Exclusive Purchase Option Agreement

1.3.2

Where the laws of the P.R.C. permits and Party A sends the Equity Purchase Exercise Notice (as defined in Subsection 2.2.1), Party B and Party C shall unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Equities to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.3.3

The Object Equities shall be free of any Security Interest.  For the purpose of this Agreement, Security Interest means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, it does not include any security interests created under Equity the Pledge Agreement entered into by Party A and Party B on the same day as this Agreement (“Equity Pledge Agreement”).

1.3.4

During the Exercise Period, if the holding of all or part of the Object Equities by Party B is or will be deemed to violate the applicable laws, Party B and Party C shall immediately send a written notice to Party A to explain the reason in detail.

1.4

Exclusive Purchase Option to the Object Assets.  Party C here agrees to irrevocably confer Party A the purchase option to purchase all of its assets (“Assets Purchase Option”).  The Equity Purchase Option and the Assets Purchase Option collectively are referred to as “Purchase Option”:

1.4.1

During the Exercise Period, Party A or its Designee shall have the right to purchase all or part of the assets owned by Party C pursuant to the terms and conditions under this Agreement at the Exercise Price for Assets Purchase Option or a percentage thereof (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party C agrees to enter into an assets transfer agreement (“Assets Transfer Agreement”) with Party A or its Designee.

1.4.2

Where the laws of the P.R.C. permits and Party A sends the Asset Purchase Exercise Notice (as defined in Subsection 2.3.1), Party B and Party C shall

Page 3 / 20

Exclusive Purchase Option Agreement

unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Assets to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.4.3

When Party A exercises the Assets Purchase Option, Party B and Party C shall ensure other shareholders of Party C will approve the asset transfer under this Agreement.

2.

Exercise Steps

2.5

Pursuant to the applicable laws of the P.R.C., Party A shall have the right to determine the time, manner and number of purchases for the Purchase Option.

2.6

Exercise steps to purchase equities:

2.2.1

During the Exercise Period, Party A may send an exercise notice (“Equity Purchase Exercise Notice”) to Party B to exercise the Equity Purchase Option under this Agreement to purchase all or part of the Object Equities or transfer all or part of the Object Equities to a Designee, provided that the laws of the P.R.C. permits at that time.

2.2.2

Upon receipt of the Equity Purchase Notice pursuant to Subsection 2.2.1 above, or earlier if requested by Party A , party B shall immediately:

(g)

obtain the waiver concerning the first refusal of other shareholders of Party C at that time on the purchase of such equities;

(h)

enter into an Equity Transfer Agreement in the format attached as Annex 1 hereto with Party A and/or its Designee according the requirements of the Equity Purchase Exercise Notice;

Page 4 / 20

Exclusive Purchase Option Agreement

(i)

revise the Articles of Association of Party C together with Party A and/or its Designee and other shareholders of Party C at that time pursuant to the Equity Transfer Agreement;

(j)

cause Party C to promptly convene a shareholder’s meeting to pass the resolutions to approve the equity transfer pursuant to the exercise of the Equity Purchase Option and the amendment to the Articles of Association of Party C;

(k)

together with Party A and/or its Designee and other shareholders of Party C at that time, handle all necessary approval and examination, registration and filing procedures required by the laws of the P.R.C. within thirty (30) business days as of the date of receipt of the Equity Purchase Exercise Notice by Party B or an earlier time agreed upon by the parties; and

(l)

execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any Security Interest, of the Object Equities to Party A and/or its Designee, and cause Party A and/or its Designee to be the registered owner of the Object Equities.

2.3

Exercise steps to purchase assets:

2.3.1

During the Exercise Period, Party A may send an exercise notice (“Assets Purchase Exercise Notice”) to Party C to exercise the Assets Purchase Option under this Agreement, purchase all or part of the Object Assets owned by Party C or transfer all or part of the Object Assets to a Designee, provided that the laws of the P.R.C. permits at that time.

2.3.2

Once Party C receives the Assets Purchase Exercise Notice pursuant to Subsection 2.3.1 above or earlier if requested by Party A, Party C shall immediately:

Page 5 / 20

Exclusive Purchase Option Agreement

(d)

enter into an Assets Transfer Agreement in the format attached as Annex 2 hereto and any other necessary agreements with Party A and/or its Designee according to the requirements set forth in the Assets Purchase Exercise Notice;

(e)

convene a shareholder's meeting to pass the resolution to approve the exercise of the Assets Purchase Option; and

(f)

together with all the shareholders of Party C at that time execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any security interest,  of the Object Assets to Party A and/or it Designee, and cause Party A and/or its Designee to be the registered owner of the Object Assets (if necessary).

2.4

Before Party A obtains the Object Equities or the Object Assets by means of exercising either the Equity Purchase Option or the Assets Purchase Option, Party B and/or Party C shall entrust Party A to manage Party C pursuant to the Management Entrustment Agreement entered into by and between Party A and Party C on the same day as this Agreement.

3.

Exercise Conditions

During the Exercise Period, where Party A deems it necessary and the laws of the P.R.C. at that time permits to purchase the equities or assets of Party C, Party A may immediately exercise the Equity Purchase Option or the Assets Purchase Option, and purchase the Object Equities or Object Assets.  Party A shall have the right to choose to exercise either the Equity Purchase Option or the Assets Purchase Option; and the exercise of the Equity Purchase Option will not affect the exercise of the Assets Purchase Option and vice versa.

4.

Exercise Price

Page 6 / 20

Exclusive Purchase Option Agreement

4.2

Exercise price for Equity Purchase Option (“Exercise Price for Equity Purchase Option”) or Exercise price for Assets Purchase Option (“Exercise Price for Assets Purchase Option”)

Unless an appraisal is required by the laws of P.R.C. for the consummation of the Equity Purchase Option and/or the Assets Purchase Option when exercised by Party A, the purchase price of the Object Equities and/or Object Assets (the "Purchase Price") shall be an amount equal to the actual registered capital of Party C corresponding to the Object Equities to be acquired.  If only part of the equities  or the assets to be required, the Purchase Price should be an amount equal to the product of (x) the actual registered capital of Party C and (y) a fraction to be purchased.

If after the delivery of the Assets Purchase Exercise Notice or the Equity Purchase Option Exercise Notice with a specified Purchase Price, it is determined that the laws of China do not permit the purchase of the Optioned Equity Interests and/or Assets at the price provided for herein, the Purchase Price shall be the lowest price allowed by law and Party A shall have the right to rescind its Purchase option Notice and continue the management arrangements then in place.

5.

Representations and Warranties

5.1

Each party respectively represents and warranties to the other parties that:

5.1.1

it has the right to execute this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and the capability to perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.1.2

it has carried out necessary internal derision-making procedures, obtained proper authority, acquired all the necessary consent and approval of any requisite third party and government authority to enter into and perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement; and

Page 7 / 20

Exclusive Purchase Option Agreement

5.1.3

once executed, this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement will constitute the legal, valid, and binding obligation of each party, and each party will be subject to compulsory enforcement on it pursuant to the terms and conditions under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.

5.2

Party B hereby represents and warrants to Party A that:

5.2.10  Party B is a shareholder, duly and legally registered, of Party C and has paid the subscribed registered capital in full sum pursuant to the laws of the P.R.C.;

5.2.11  The Object Equities held by Party B can be freely transferred without anyone's prior consent, and the Object Equities are free of encumbrances of any kind, other than the Security Interest pursuant to the Equity Pledge Agreement.

5.2.12  Party B has complied with all the laws of the P.R.C. and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.2.13  No litigation, arbitration or administrative procedure relevant to the Object Equities or Party B is in process or to be settled, and Party B has no knowledge of any pending or threatened claim;

5.2.14  Party B has not sold or agreed to sell the Object Equities to any third party other than Party A or its Designee, and Party B has no future plans to sell or agree to sell the Object Equities to any third party other than Party A or its Designee;

5.2.15  Party B strictly abides by the obligations under the Articles of Association of Party C.  There are no circumstances that may affect the legal status of Party B as the shareholder of Party C, or any circumstance that may prevent Party A from exercising the Equity Purchase Option under this Agreement;

Page 8 / 20

Exclusive Purchase Option Agreement

5.2.16  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.;  (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party B is a party or which bind Party B; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.2.17  Party B, upon the request of Party A, will appoint any person designated by Party A to be the director of Party C; and

5.2.18  Party B shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at its own expense.

5.3

Party C hereby represents and warrants to Party A that:

5.3.12  Party C is a company with limited liability, which has been duly incorporated and validly existing pursuant to the laws of the P.R.C.;

5.3.13  Party C has stated to Party A, in the Article 5.1 of Management Entrustment Agreement by on the same day as this Agreement, the legal status of land occupied for production facilities, the legal status of production facilities and the contractual arrangement with the local county government in connection with mining rights surrounding the production facilities.

5.3.14  Party C complies with all P.R.C. laws and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

Page 9 / 20

Exclusive Purchase Option Agreement

5.3.15  The shares of Party C are transferable, and Party C has not permitted or caused any Security Interest to be imposed upon the shares of Party C, other than the Security Interest pursuant to the Equity Pledge Agreement;

5.3.16  Party C does not have any unpaid debt, other than (i) debt arising from the ordinary course of business; and (ii) debt disclosed to Party A and obtained written consent by Party A;

5.3.17  No litigation, arbitration or administrative procedure relevant to Object Equities, the Object Assets or Party C itself is in process or to be settled and Party C has no knowledge of any pending or threatened claim;

5.3.18  Party C has not sold or agreed to sell any of its assets to any third party other than Party A or its Designee, and Party C has no future plans to sell or agree to sell the Object Assets to any third party other than Party A or its Designee;

5.3.19  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.; (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party C is a party or which bind Party C; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.3.20  Party C will agree to look for insurance from an insurance company acceptable to Party A.  The amount and category of insurance shall be the same as those held by the companies which are in the same industry with similar business and own the similar properties and assets as Party C;

5.3.21  Upon the request of Party A, Party C shall provide all related operation and finance materials of Party C to the extent that those materials are available to Party C; and

Page 10 / 20

Exclusive Purchase Option Agreement

5.3.22  Party C shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at Party C's expense.

5.4

Before Party A obtains the Object Equities and Object Assets of Party C by means of exercising either the Equity Purchase Option or the Assets Purchase Option, without the prior written consent by Party A, Party B and Party C shall not jointly or separately:

5.4.10

amend, modify or revise the Articles of Association of Party C in any form, or change the structure of the shareholders of Party C;

5.4.11

agree to increase or decrease the registered capital or the number of existing shareholders of Party C;

5.4.12

cause Party C to have transactions, which may materially affect the assets, business, net assets or other legal rights and liabilities of Party C, unless these transactions are related to the ordinary course of business or have been disclosed to and the written consent from Party A has been obtained;

5.4.13

transfer or dispose the Object Equities in any manner or grant any security interest or any other third party right on the Object Equities;

5.4.14

sell, transfer, mortgage or dispose in any other form, any asset, income and any other legal yield and interest of Party C, or approve any encumbrance or imposition of any Security Interest on Party C’s assets;

Page 11 / 20

Exclusive Purchase Option Agreement

5.4.15

issue or provide guarantee, loan or credit to any third party or incur any debt, other than (i) the debt arising from ordinary course of business; and (ii) the debt has been disclosed to Party A and the written consent by Party A has been obtained.

5.4.16

terminate or cause Party C to terminate any material agreement (whose definition is at Party A’s discretion at that time) entered into by Party C, or enter into any agreement that would conflict with the existing material agreements of Party C and/or Party B;

5.4.17

distribute any distributable profit, bonus, dividends or interests of Party C, unless otherwise stipulated by the laws of the P.R.C.; or

5.4.18

approve or adopt any shareholders resolution at a shareholder meeting of Party C which may cause Party C to be merged, acquired or invested, or to merge, acquire or invest in or associate with any entity other than Party A.

6.

Transfer of this Agreement

6.1

Without the prior written consent by Party A, Party B and Party C shall not sub-contract, license or transfer its rights and obligations under this Agreement to any third party or its affiliate; and any transfer of this Agreement without prior written consent of Party A shall be invalid.

6.2

Party B and Party C agree and confirm that Party A may transfer its rights and obligations under this Agreement, without the consent of Party B and/or Party C, to any third party, provided that Party A notifies Party B and Party C of such transfer in writing.

7.

Confidentiality

Page 12 / 20

Exclusive Purchase Option Agreement

7.1

All parties agree that, all materials, documents, communications and other information obtained in the negotiation, execution or performance of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, whether commercial, technical or in any other form (“Confidential information"), shall be strictly kept confidential and used only for the performance of the obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.  Unless the other parties consent in writing, none of the parties shall release, leak or disclose any Confidential Information to any third party.

7.2

Each party may disclose the Confidential Information in the following circumstances: (1) where the laws, court orders or the competent courts with jurisdiction require, and such disclosure may be conducted only within such requirement; (2) where the competent authority or government department requires; (3) where such Confidential Information has been known to the general public; (4) where such Confidential Information was owned duly and legally by the disclosing party rather obtained from the other party before the disclosing party obtains it; (5) the information is required to be disclosed subject to the applicable laws or the rules or provisions of a stock exchange or securities governing authority; and (6) the information is disclosed by each party to its legal or financial consultant relating the transaction of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section 7.

However, for the circumstances aforesaid, where any party discloses the Confidential Information, it shall inform the other parties of the Confidential Information to be disclosed.

7.3

Nonetheless other provisions of this Section 7, each party shall have the right to disclose the Confidential Information to its lawyer, accountant, other professional consultants, directors or senior officers; such personnel shall undertake in writing to treat such information as Confidential Information by taking the measures similar to those provided in 7.1 of this Section.

Page 13 / 20

Exclusive Purchase Option Agreement

7.4

The disclosure of the Confidential Information by staff or employed institution of any party shall be deemed as the disclosure of such Confidential Information by such party, and such party shall bear the liabilities for breaching the agreement.

7.5

This Section 7 shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

8.

Liability for breach

8.1

Any parties shall sufficiently perform this Agreement.  Any Party breaching this Agreement shall bear the liability as arising out of and in relation thereto.  If such breach causes damages to any other party, the breaching party shall compensate such party for all such damages.

8.2

If Party B breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.2.1

require Party B to transfer all or any part of the Object equities immediately at the Exercise Price for Equity Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time; and

8.2.2

require Party B to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

8.3

If Party C breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.3.1         require Party C to transfer all or part of the Object Assets immediately at the Exercise Price for Assets Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time;

Page 14 / 20

Exclusive Purchase Option Agreement

8.3.2         require Party B to exercise the rights as a shareholder of Party C, and cure the breach of Party C; if after ten (10) days after Party A sends a written notice to Party B or Party C, such breach has not been cured, Party A shall have the right to require Party B to transfer all or part of the Object Equities immediately at the Exercise price for Equity Purchase Option to Party A or its Designee provided that the laws of the P.R.C. permit at that time; or

8.3.3         require Party B and Party C to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

9.

Governing Law and Dispute Resolution

9.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of the P.R.C.. Matters not covered by formally published and publicly available laws of the P.R.C. shall be governed by international legal principles and practices.

9.2

All parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, each party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of application.  This arbitration shall be final and bind all parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

9.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Page 15 / 20

Exclusive Purchase Option Agreement

10.

Effect and Termination

10.1

This Agreement shall come into effect on and after the date that it is signed and/or stamped by all parties.

10.2

In any of the following circumstances, this Agreement shall be terminated:

10.2.1

where, during the Exercise Period, all parties reach an agreement to terminate this Agreement;

10.2.2

where, during the Exercise Period, Party A notifies the other parties thirty (30) days in advance to terminate this Agreement; in such circumstance, Party A shall not assume any liabilities as arising out of and in relation thereto;

10.2.3

at the expiration of the Exercise Period provided; however, Party A may extend the Exercise Period and this Agreement in its sole discretion; or

10.2.4

upon the unanimous agreement by all parties.

10.3

Section 7 regarding confidentiality and Section 12 regarding indemnification shall survive the termination of this Agreement.

11.

Taxes and Fees

All taxes and fees resulting from the execution and performance of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement shall be borne by Party A.

12.

Indemnification

Party B and Party C shall indemnify and hold harmless Party A or its Designee, their affiliates and each of their respective successors and assigns, and their respective officers,

Page 16 / 20

Exclusive Purchase Option Agreement

directors, employees and agents (collectively, “Indemnified Party”) from and against any liabilities, claims (including claims by third parties), demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description) (collectively, “Damages”) such Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to the willful breach of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement by Party B or Party C.

13.

General Terms

13.1

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

13.2

Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of all parties.  Such revision shall be a valid integral part of this Agreement.

13.3

Headings.  The headings of any Sections or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

13.4

Construction.  References in this Agreement to "Sections," "Schedules" and "Exhibits" shall be to the Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words "herein”, "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in

Page 17 / 20

Exclusive Purchase Option Agreement

this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof； and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

13.5

Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.6

Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

13.7

Succession of this Agreement.  This Agreement shall bind the successors and transferees of all parties.

13.8

Language.  This Agreement is in both Chinese and English and signed by all parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

13.9

Copies of this Agreement.  This Agreement shall be executed in four counterparts; each party holds one and the rest are used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

Page 18 / 20

Exclusive Purchase Option Agreement

[The remainder of this page is intentionally left blank.]

Page 19 / 20

Exclusive Purchase Option Agreement

IN WITNESS HEREOF, all parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A: Huashang Wujie (Beijing) Internet Technology Co., Ltd. (seal)

Legal Representative (signature): /s/ Yahong Zhao

Party B:  Yahong Zhao (signature):  /s/ Yahong Zhao

Party C: Beijing UKT Investment Management Co., Ltd. (seal)

Legal Representative (signature): /s/ Yahong Zhao

Page 20 / 20

Exclusive Purchase Option Agreement

EXCLUSIVE PURCHASE OPTION AGREEMENT

This Exclusive Purchase Option Agreement (this “Agreement”) is entered into by and among all the parties below on February 5, 2015, in Beijing, the People’s Republic of China (“P.R.C.”):

Party A: Huashang Wujie (Beijing) Internet Technology Co., Ltd., a wholly foreign-owned enterprise which has been duly organized and is validly existing under the laws of the P.R.C., with its address at Room 255, Building 2#, No. 15, Wanyuan Street, Beijing Economic-Technological Development Area, Beijing, P.R.C.

Party B:  Yinghua Zhang, a citizen of the P.R.C. with Chinese identification No.: 131082197509220775, with the address at Room 6, Line 4, Department  No. 3, Meijian Company, Quanshan District, Xuzhou City, Jiangsu Province, P.R.C.; and

Party C: Beijing UKT Investment Management Co., Ltd., a company with limited liability which has been duly incorporated and is validly existing in the territory of the P.R.C. pursuant to the laws of the P.R.C. with its address at Floor No. 23, Building A, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing, P.R.C.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

WHEREAS:

(1) On the date of execution of this Agreement, Party B is one of the shareholders of Party C and duly holds 7% of the shares of Party C;

(2) Party B agrees to irrevocably confer Party A an exclusive option to purchase all the equities Party B holds in Party C, so that Party A or the third party designated by Party A (“Designee”) may have

Page 1 / 20

Exclusive Purchase Option Agreement

the right to purchase all the equities Party B holds in Party C (“Object Equities”) at any time when the law of the P.R.C. permits and Party A deems it proper.  And Party A agrees to accept the above-mentioned exclusive purchase option.

(3) Party C agrees to irrevocably confer Party A the purchase option to purchase all the assets of Party C, so that Party A or its Designee may have the right to purchase all the assets of Party C (“Object Assets”) at any time when the laws of the P.R.C. permits and Party A deems it proper.  And all the shareholders of Party C agree to such grant and Party A agrees to accept the above-mentioned exclusive purchase option.

NOW, THEREFORE, with the consensus reached through negotiation, all parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws, regulations and rules of the P.R.C. (“laws of the P.R.C.”).

1.

Conferring and Exercise of Purchase Option

1.5

Exclusive Purchase Option of the Object Equities.  Party B agrees to irrevocably confer Party A the exclusive option to purchase all the equities Party B holds in Party C (“Equity Purchase Option”):

1.5.1

During the Term of Entrusted Operation agreed upon  in the  Management Entrustment Agreement entered into between Party A and Party C (named “Exercise Period” in this Agreement), dated on February 5, 2015, Party A or its Designee shall have the right to purchase all or part of the equities Party B holds in Party C pursuant to the related terms and conditions under this Agreement and at the Exercise Price for Equity Purchase Option (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party B agrees to enter into an Equity Transfer Agreement (“Equity Transfer Agreement”) with Party A or its Designee in the format.

Page 2 / 20

Exclusive Purchase Option Agreement

1.5.2

Where the laws of the P.R.C. permits and Party A sends the Equity Purchase Exercise Notice (as defined in Subsection 2.2.1), Party B and Party C shall unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Equities to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.5.3

The Object Equities shall be free of any Security Interest.  For the purpose of this Agreement, Security Interest means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, it does not include any security interests created under Equity the Pledge Agreement entered into by Party A and Party B on the same day as this Agreement (“Equity Pledge Agreement”).

1.5.4

During the Exercise Period, if the holding of all or part of the Object Equities by Party B is or will be deemed to violate the applicable laws, Party B and Party C shall immediately send a written notice to Party A to explain the reason in detail.

1.6

Exclusive Purchase Option to the Object Assets.  Party C here agrees to irrevocably confer Party A the purchase option to purchase all of its assets (“Assets Purchase Option”).  The Equity Purchase Option and the Assets Purchase Option collectively are referred to as “Purchase Option”:

1.6.1

During the Exercise Period, Party A or its Designee shall have the right to purchase all or part of the assets owned by Party C pursuant to the terms and conditions under this Agreement at the Exercise Price for Assets Purchase Option or a percentage thereof (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party C agrees to enter into an assets transfer agreement (“Assets Transfer Agreement”) with Party A or its Designee.

1.6.2

Where the laws of the P.R.C. permits and Party A sends the Asset Purchase Exercise Notice (as defined in Subsection 2.3.1), Party B and Party C shall

Page 3 / 20

Exclusive Purchase Option Agreement

unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Assets to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.6.3

When Party A exercises the Assets Purchase Option, Party B and Party C shall ensure other shareholders of Party C will approve the asset transfer under this Agreement.

2.

Exercise Steps

2.1

Pursuant to the applicable laws of the P.R.C., Party A shall have the right to determine the time, manner and number of purchases for the Purchase Option.

2.2

Exercise steps to purchase equities:

2.2.1

During the Exercise Period, Party A may send an exercise notice (“Equity Purchase Exercise Notice”) to Party B to exercise the Equity Purchase Option under this Agreement to purchase all or part of the Object Equities or transfer all or part of the Object Equities to a Designee, provided that the laws of the P.R.C. permits at that time.

2.2.2

Upon receipt of the Equity Purchase Notice pursuant to Subsection 2.2.1 above, or earlier if requested by Party A , party B shall immediately:

(a)

obtain the waiver concerning the first refusal of other shareholders of Party C at that time on the purchase of such equities;

(b)

enter into an Equity Transfer Agreement in the format attached as Annex 1 hereto with Party A and/or its Designee according the requirements of the Equity Purchase Exercise Notice;

(c)

revise the Articles of Association of Party C together with Party A and/or its Designee and other shareholders of Party C at that time pursuant to the Equity Transfer Agreement;

Page 4 / 20

Exclusive Purchase Option Agreement

(d)

cause Party C to promptly convene a shareholder’s meeting to pass the resolutions to approve the equity transfer pursuant to the exercise of the Equity Purchase Option and the amendment to the Articles of Association of Party C;

(e)

together with Party A and/or its Designee and other shareholders of Party C at that time, handle all necessary approval and examination, registration and filing procedures required by the laws of the P.R.C. within thirty (30) business days as of the date of receipt of the Equity Purchase Exercise Notice by Party B or an earlier time agreed upon by the parties; and

(f)

execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any Security Interest, of the Object Equities to Party A and/or its Designee, and cause Party A and/or its Designee to be the registered owner of the Object Equities.

2.3

Exercise steps to purchase assets:

2.3.1

During the Exercise Period, Party A may send an exercise notice (“Assets Purchase Exercise Notice”) to Party C to exercise the Assets Purchase Option under this Agreement, purchase all or part of the Object Assets owned by Party C or transfer all or part of the Object Assets to a Designee, provided that the laws of the P.R.C. permits at that time.

2.3.2

Once Party C receives the Assets Purchase Exercise Notice pursuant to Subsection 2.3.1 above or earlier if requested by Party A, Party C shall immediately:

(a)

enter into an Assets Transfer Agreement in the format attached as Annex 2 hereto and any other necessary agreements with Party A and/or its Designee according to the requirements set forth in the Assets Purchase Exercise Notice;

Page 5 / 20

Exclusive Purchase Option Agreement

(b)

convene a shareholder's meeting to pass the resolution to approve the exercise of the Assets Purchase Option; and

(c)

together with all the shareholders of Party C at that time execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any security interest,  of the Object Assets to Party A and/or it Designee, and cause Party A and/or its Designee to be the registered owner of the Object Assets (if necessary).

2.4

Before Party A obtains the Object Equities or the Object Assets by means of exercising either the Equity Purchase Option or the Assets Purchase Option, Party B and/or Party C shall entrust Party A to manage Party C pursuant to the Management Entrustment Agreement entered into by and between Party A and Party C on the same day as this Agreement.

3.

Exercise Conditions

During the Exercise Period, where Party A deems it necessary and the laws of the P.R.C. at that time permits to purchase the equities or assets of Party C, Party A may immediately exercise the Equity Purchase Option or the Assets Purchase Option, and purchase the Object Equities or Object Assets.  Party A shall have the right to choose to exercise either the Equity Purchase Option or the Assets Purchase Option; and the exercise of the Equity Purchase Option will not affect the exercise of the Assets Purchase Option and vice versa.

4.

Exercise Price

4.3

Exercise price for Equity Purchase Option (“Exercise Price for Equity Purchase Option”) or Exercise price for Assets Purchase Option (“Exercise Price for Assets Purchase Option”)

Page 6 / 20

Exclusive Purchase Option Agreement

Unless an appraisal is required by the laws of P.R.C. for the consummation of the Equity Purchase Option and/or the Assets Purchase Option when exercised by Party A, the purchase price of the Object Equities and/or Object Assets (the "Purchase Price") shall be an amount equal to the actual registered capital of Party C corresponding to the Object Equities to be acquired.  If only part of the equities  or the assets to be required, the Purchase Price should be an amount equal to the product of (x) the actual registered capital of Party C and (y) a fraction to be purchased.

If after the delivery of the Assets Purchase Exercise Notice or the Equity Purchase Option Exercise Notice with a specified Purchase Price, it is determined that the laws of China do not permit the purchase of the Optioned Equity Interests and/or Assets at the price provided for herein, the Purchase Price shall be the lowest price allowed by law and Party A shall have the right to rescind its Purchase option Notice and continue the management arrangements then in place.

5.

Representations and Warranties

5.1

Each party respectively represents and warranties to the other parties that:

5.1.1

it has the right to execute this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and the capability to perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.1.2

it has carried out necessary internal derision-making procedures, obtained proper authority, acquired all the necessary consent and approval of any requisite third party and government authority to enter into and perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement; and

5.1.3

once executed, this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement will constitute the legal, valid, and binding obligation of each party, and each party will be subject to compulsory enforcement on it pursuant to the terms and

Page 7 / 20

Exclusive Purchase Option Agreement

conditions under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.

5.2

Party B hereby represents and warrants to Party A that:

5.2.1  Party B is a shareholder, duly and legally registered, of Party C and has paid the subscribed registered capital in full sum pursuant to the laws of the P.R.C.;

5.2.2  The Object Equities held by Party B can be freely transferred without anyone's prior consent, and the Object Equities are free of encumbrances of any kind, other than the Security Interest pursuant to the Equity Pledge Agreement.

5.2.3  Party B has complied with all the laws of the P.R.C. and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.2.4  No litigation, arbitration or administrative procedure relevant to the Object Equities or Party B is in process or to be settled, and Party B has no knowledge of any pending or threatened claim;

5.2.5  Party B has not sold or agreed to sell the Object Equities to any third party other than Party A or its Designee, and Party B has no future plans to sell or agree to sell the Object Equities to any third party other than Party A or its Designee;

5.2.6  Party B strictly abides by the obligations under the Articles of Association of Party C.  There are no circumstances that may affect the legal status of Party B as the shareholder of Party C, or any circumstance that may prevent Party A from exercising the Equity Purchase Option under this Agreement;

5.2.7  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of

Page 8 / 20

Exclusive Purchase Option Agreement

the P.R.C.;  (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party B is a party or which bind Party B; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.2.8  Party B, upon the request of Party A, will appoint any person designated by Party A to be the director of Party C; and

5.2.9  Party B shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at its own expense.

5.3

Party C hereby represents and warrants to Party A that:

5.3.1  Party C is a company with limited liability, which has been duly incorporated and validly existing pursuant to the laws of the P.R.C.;

5.3.2  Party C has stated to Party A, in the Article 5.1 of Management Entrustment Agreement by on the same day as this Agreement, the legal status of land occupied for production facilities, the legal status of production facilities and the contractual arrangement with the local county government in connection with mining rights surrounding the production facilities.

5.3.3  Party C complies with all P.R.C. laws and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.3.4  The shares of Party C are transferable, and Party C has not permitted or caused any Security Interest to be imposed upon the shares of Party C, other than the Security Interest pursuant to the Equity Pledge Agreement;

Page 9 / 20

Exclusive Purchase Option Agreement

5.3.5  Party C does not have any unpaid debt, other than (i) debt arising from the ordinary course of business; and (ii) debt disclosed to Party A and obtained written consent by Party A;

5.3.6  No litigation, arbitration or administrative procedure relevant to Object Equities, the Object Assets or Party C itself is in process or to be settled and Party C has no knowledge of any pending or threatened claim;

5.3.7  Party C has not sold or agreed to sell any of its assets to any third party other than Party A or its Designee, and Party C has no future plans to sell or agree to sell the Object Assets to any third party other than Party A or its Designee;

5.3.8  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.; (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party C is a party or which bind Party C; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.3.9  Party C will agree to look for insurance from an insurance company acceptable to Party A.  The amount and category of insurance shall be the same as those held by the companies which are in the same industry with similar business and own the similar properties and assets as Party C;

5.3.10  Upon the request of Party A, Party C shall provide all related operation and finance materials of Party C to the extent that those materials are available to Party C; and

5.3.11  Party C shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at Party C's expense.

Page 10 / 20

Exclusive Purchase Option Agreement

5.4

Before Party A obtains the Object Equities and Object Assets of Party C by means of exercising either the Equity Purchase Option or the Assets Purchase Option, without the prior written consent by Party A, Party B and Party C shall not jointly or separately:

5.4.1

amend, modify or revise the Articles of Association of Party C in any form, or change the structure of the shareholders of Party C;

5.4.2

agree to increase or decrease the registered capital or the number of existing shareholders of Party C;

5.4.3

cause Party C to have transactions, which may materially affect the assets, business, net assets or other legal rights and liabilities of Party C, unless these transactions are related to the ordinary course of business or have been disclosed to and the written consent from Party A has been obtained;

5.4.4

transfer or dispose the Object Equities in any manner or grant any security interest or any other third party right on the Object Equities;

5.4.5

sell, transfer, mortgage or dispose in any other form, any asset, income and any other legal yield and interest of Party C, or approve any encumbrance or imposition of any Security Interest on Party C’s assets;

5.4.6

issue or provide guarantee, loan or credit to any third party or incur any debt, other than (i) the debt arising from ordinary course of business; and (ii) the debt has been disclosed to Party A and the written consent by Party A has been obtained.

5.4.7

terminate or cause Party C to terminate any material agreement (whose definition is at Party A’s discretion at that time) entered into by

Page 11 / 20

Exclusive Purchase Option Agreement

Party C, or enter into any agreement that would conflict with the existing material agreements of Party C and/or Party B;

5.4.8

distribute any distributable profit, bonus, dividends or interests of Party C, unless otherwise stipulated by the laws of the P.R.C.; or

5.4.9

approve or adopt any shareholders resolution at a shareholder meeting of Party C which may cause Party C to be merged, acquired or invested, or to merge, acquire or invest in or associate with any entity other than Party A.

6.

Transfer of this Agreement

6.1

Without the prior written consent by Party A, Party B and Party C shall not sub-contract, license or transfer its rights and obligations under this Agreement to any third party or its affiliate; and any transfer of this Agreement without prior written consent of Party A shall be invalid.

6.2

Party B and Party C agree and confirm that Party A may transfer its rights and obligations under this Agreement, without the consent of Party B and/or Party C, to any third party, provided that Party A notifies Party B and Party C of such transfer in writing.

7.

Confidentiality

7.1

All parties agree that, all materials, documents, communications and other information obtained in the negotiation, execution or performance of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, whether commercial, technical or in any other form (“Confidential information"), shall be strictly kept confidential and used only for the performance of the obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.  Unless the other parties consent in writing, none of the parties shall release, leak or disclose any Confidential Information to any third party.

Page 12 / 20

Exclusive Purchase Option Agreement

7.2

Each party may disclose the Confidential Information in the following circumstances: (1) where the laws, court orders or the competent courts with jurisdiction require, and such disclosure may be conducted only within such requirement; (2) where the competent authority or government department requires; (3) where such Confidential Information has been known to the general public; (4) where such Confidential Information was owned duly and legally by the disclosing party rather obtained from the other party before the disclosing party obtains it; (5) the information is required to be disclosed subject to the applicable laws or the rules or provisions of a stock exchange or securities governing authority; and (6) the information is disclosed by each party to its legal or financial consultant relating the transaction of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section 7.

However, for the circumstances aforesaid, where any party discloses the Confidential Information, it shall inform the other parties of the Confidential Information to be disclosed.

7.3

Nonetheless other provisions of this Section 7, each party shall have the right to disclose the Confidential Information to its lawyer, accountant, other professional consultants, directors or senior officers; such personnel shall undertake in writing to treat such information as Confidential Information by taking the measures similar to those provided in 7.1 of this Section.

7.4

The disclosure of the Confidential Information by staff or employed institution of any party shall be deemed as the disclosure of such Confidential Information by such party, and such party shall bear the liabilities for breaching the agreement.

7.5

This Section 7 shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

8.

Liability for breach

Page 13 / 20

Exclusive Purchase Option Agreement

8.1

Any parties shall sufficiently perform this Agreement.  Any Party breaching this Agreement shall bear the liability as arising out of and in relation thereto.  If such breach causes damages to any other party, the breaching party shall compensate such party for all such damages.

8.2

If Party B breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.2.1

require Party B to transfer all or any part of the Object equities immediately at the Exercise Price for Equity Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time; and

8.2.2

require Party B to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

8.3

If Party C breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.3.1         require Party C to transfer all or part of the Object Assets immediately at the Exercise Price for Assets Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time;

8.3.2         require Party B to exercise the rights as a shareholder of Party C, and cure the breach of Party C; if after ten (10) days after Party A sends a written notice to Party B or Party C, such breach has not been cured, Party A shall have the right to require Party B to transfer all or part of the Object Equities immediately at the Exercise price for Equity Purchase Option to Party A or its Designee provided that the laws of the P.R.C. permit at that time; or

Page 14 / 20

Exclusive Purchase Option Agreement

8.3.3         require Party B and Party C to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

9.

Governing Law and Dispute Resolution

9.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of the P.R.C.. Matters not covered by formally published and publicly available laws of the P.R.C. shall be governed by international legal principles and practices.

9.2

All parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, each party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of application.  This arbitration shall be final and bind all parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

9.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

10.

Effect and Termination

10.1

This Agreement shall come into effect on and after the date that it is signed and/or stamped by all parties.

Page 15 / 20

Exclusive Purchase Option Agreement

10.2

In any of the following circumstances, this Agreement shall be terminated:

10.2.1

where, during the Exercise Period, all parties reach an agreement to terminate this Agreement;

10.2.2

where, during the Exercise Period, Party A notifies the other parties thirty (30) days in advance to terminate this Agreement; in such circumstance, Party A shall not assume any liabilities as arising out of and in relation thereto;

10.2.3

at the expiration of the Exercise Period provided; however, Party A may extend the Exercise Period and this Agreement in its sole discretion; or

10.2.4

upon the unanimous agreement by all parties.

10.3

Section 7 regarding confidentiality and Section 12 regarding indemnification shall survive the termination of this Agreement.

11.

Taxes and Fees

All taxes and fees resulting from the execution and performance of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement shall be borne by Party A.

12.

Indemnification

Party B and Party C shall indemnify and hold harmless Party A or its Designee, their affiliates and each of their respective successors and assigns, and their respective officers, directors, employees and agents (collectively, “Indemnified Party”) from and against any liabilities, claims (including claims by third parties), demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description) (collectively, “Damages”) such Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to the

Page 16 / 20

Exclusive Purchase Option Agreement

willful breach of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement by Party B or Party C.

13.

General Terms

13.1

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

13.2

Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of all parties.  Such revision shall be a valid integral part of this Agreement.

13.3

Headings.  The headings of any Sections or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

13.4

Construction.  References in this Agreement to "Sections," "Schedules" and "Exhibits" shall be to the Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words "herein”, "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in

Page 17 / 20

Exclusive Purchase Option Agreement

accordance with the terms thereof； and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

13.5

Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.6

Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

13.7

Succession of this Agreement.  This Agreement shall bind the successors and transferees of all parties.

13.8

Language.  This Agreement is in both Chinese and English and signed by all parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

13.9

Copies of this Agreement.  This Agreement shall be executed in four counterparts; each party holds one and the rest are used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

[The remainder of this page is intentionally left blank.]

Page 18 / 20

Exclusive Purchase Option Agreement

IN WITNESS HEREOF, all parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A: Huashang Wujie (Beijing) Internet Technology Co., Ltd. (seal)

Legal Representative (signature): /s/ Yahong Zhao

Party B:  Yinghua Zhang (signature):  /s/ Yinghua Zhang

Party C: Beijing UKT Investment Management Co., Ltd. (seal)

Legal Representative (signature): /s/ Yahong Zhao

Page 19 / 20